Press Release

Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE FOURTH QUARTER OF FISCAL 2020

•	Revenue: $545 million

•	Gross Margin: 66.4% GAAP (67.4% excluding special items)

•	EPS: $0.77 GAAP ($0.58 excluding special items)

SAN JOSE, CA - July 28, 2020 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $545 million for its fourth quarter of fiscal 2020 ended June 27, 2020, a 3% decrease from the $562 million revenue recorded in the prior quarter, and a 2% decrease from the same quarter of last year.

“Strong performance by our manufacturing operations, including our test facilities in the Philippines, resulted in better-than-expected June quarter revenue and earnings per share. I’m very proud of the resilience of our company, as shown by our ability to navigate these unprecedented times. We remain highly profitable due to our diversified business model and outstanding product portfolio,” said Tunc Doluca, President and Chief Executive Officer.

Fiscal Year 2020 Fourth Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the June quarter was $0.77, which benefitted from a net tax reserve release of $45 million. The results were affected by $9 million in pre-tax special items which primarily consisted of charges related to acquisitions and expenses related to COVID-19 response programs. GAAP earnings per share, excluding special items was $0.58. An analysis of GAAP versus GAAP excluding special items is provided in this press release.

Cash Flow Items
At the end of the fourth quarter of fiscal 2020, total cash, cash equivalents and short-term investments were $1.6 billion, down $72 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $212 million

•	Capital expenditures: $16 million

•	Dividends paid: $128 million ($0.48 per share)

•	Stock repurchases: $82 million

Trailing twelve months free cash flow was $734 million. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Dividend
A cash dividend of $0.48 per share will be paid on September 11, 2020, to stockholders of record on August 27, 2020. We will not declare or pay a dividend in any of the next succeeding four fiscal quarters and have suspended our open market stock repurchase program as the Merger Agreement between the Company and Analog Devices restricts our ability to declare dividends and repurchase shares of our common stock.

Due to the pending transaction with Analog Devices, Maxim Integrated will not be hosting a quarterly earnings conference call and has suspended the practice of providing forward-looking guidance. Investors are requested to review our Investor Relations website for the quarterly financial highlights and SEC filings for the latest updates on the pending transaction.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended				Year Ended
	June 27, 2020	March 28, 2020		June 29, 2019	June 27, 2020	June 29, 2019
	(in thousands, except per share data)
Net revenues	$545,369	$561,916		$556,545	$2,191,395	$2,314,329
Cost of goods sold	183,001	195,479		200,154	758,743	813,823
Gross margin	362,368	366,437		356,391	1,432,652	1,500,506
Operating expenses:
Research and development	110,173	109,091		105,136	440,166	435,222
Selling, general and administrative	72,893	71,643		75,130	296,722	308,617
Intangible asset amortization	810	756		756	3,078	3,041
Impairment of long-lived assets	—	—		—	—	753
Severance and restructuring expenses	678	523		1,715	5,363	5,632
Other operating expenses (income), net	(173)	1,077		83	929	143
Total operating expenses	184,381	183,090		182,820	746,258	753,408
Operating income	177,987	183,347		173,571	686,394	747,098
Interest and other income (expense), net	(8,488)	(1,622)		4,079	(8,298)	7,323
Income before taxes	169,499	181,725		177,650	678,096	754,421
Provision for (benefit from) income taxes (1)(2)	(37,799)	20,535		(189,908)	23,402	(73,065)
Net income	$207,298	$161,190		$367,558	$654,694	$827,486

Earnings per share:
Basic	$0.78	$0.60		$1.35	$2.43	$3.01
Diluted	$0.77	$0.59		$1.33	$2.41	$2.97

Shares used in the calculation of earnings per share:
Basic	266,639	269,003		272,382	269,341	274,966
Diluted	268,777	271,579		275,834	272,028	278,777

Dividends paid per share	$0.48	$0.48		$0.46	$1.92	$1.84

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended				Year Ended
	June 27, 2020	March 28, 2020		June 29, 2019	June 27, 2020	June 29, 2019
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$3,528	$3,111		$4,038	$12,860	$22,829
Cost of COVID-19 response programs	1,591	2,025		—	3,616	—
Total	$5,119	$5,136		$11,759	$16,476	$22,829

Operating expenses:
Intangible asset amortization	$810	$756		$756	$3,078	$3,041
Impairment of long-lived assets	—	—		—	—	753
Severance and restructuring	678	523		1,715	5,363	5,632
Other operating expenses (income), net	(173)	1,077	(3)	83	928	143
Total	$1,315	$2,356		$2,554	$9,369	$9,569

Interest and other expense (income), net	$1,484	$(587)		$(2,980)	$(541)	$(4,565)
Total	$1,484	$(587)		$(2,980)	$(541)	$(4,565)

Provision for (benefit from) for income taxes:
Impact of U.S. tax legislation (1)	$6,486	$—		$47,703	$6,486	$68,729
Impact of income tax audit settlements (2)	(51,197)	—		(251,599)	(51,197)	(251,599)
Total	$(44,711)	$—		$(203,896)	$(44,711)	$(182,870)

(1) Includes effect of U.S. tax legislation enacted on December 22, 2017.
(2) Includes effect of income tax audit settlements.
(3) Includes approximately $0.5 million of acquisition-related costs and $0.5 million of cost related to COVID-19 response programs.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 27, 2020	March 28, 2020	June 29, 2019
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,578,670	$1,638,667	$1,757,342
Short-term investments	35,536	47,109	140,990
Total cash, cash equivalents and short-term investments	1,614,206	1,685,776	1,898,332
Accounts receivable, net	404,778	378,273	360,016
Inventories	259,626	220,686	246,512
Other current assets	39,219	25,288	34,640
Total current assets	2,317,829	2,310,023	2,539,500
Property, plant and equipment, net	550,406	564,636	577,722
Intangible assets, net	87,959	44,642	56,242
Goodwill	562,540	532,251	532,251
Other assets	110,569	97,383	38,267
TOTAL ASSETS	$3,629,303	$3,548,935	$3,743,982

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$91,982	$83,519	$84,335
Price adjustment and other revenue reserves	148,916	111,235	100,490
Income taxes payable	43,457	39,809	33,765
Accrued salary and related expenses	126,751	122,220	118,704
Accrued expenses	42,228	31,143	33,873
Total current liabilities	453,334	387,926	371,167
Long-term debt	994,022	993,663	992,584
Income taxes payable	385,072	434,415	469,418
Other liabilities	139,418	112,988	65,537
Total liabilities	1,971,846	1,928,992	1,898,706

Stockholders' equity:
Common stock and capital in excess of par value	266	267	272
Retained earnings	1,671,786	1,632,325	1,856,358
Accumulated other comprehensive loss	(14,595)	(12,649)	(11,354)
Total stockholders' equity	1,657,457	1,619,943	1,845,276
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,629,303	$3,548,935	$3,743,982

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three months ended			Year Ended
	June 27, 2020	March 28, 2020	June 29, 2019	June 27, 2020	June 29, 2019
	(in thousands, except per share data)
Cash flows from operating activities:
Net income	$207,298	$161,190	$367,558	$654,694	$827,486
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	23,290	23,403	22,004	95,431	86,977
Depreciation and amortization	36,384	24,141	25,569	108,533	110,745
Deferred taxes	14,386	(3,161)	26,118	8,994	13,957
Loss from sale of property, plant and equipment	557	145	643	1,191	3,967
Other Adjustments	2,127	3,265	(268)	11,353	(3)
Changes in assets and liabilities:
Accounts receivable, price adjustment and other revenue reserves	13,603	(23,933)	15,615	6,091	21,090
Inventories	(34,562)	3,308	26,383	(8,671)	36,003
Other assets	(25,769)	(4,710)	(11,875)	(86,299)	(14,901)
Accounts payable	5,405	(2,655)	699	7,594	(10,272)
Income taxes payable	(45,855)	2,174	(229,776)	(74,814)	(176,114)
All other accrued liabilities	15,465	26,624	(5,203)	76,758	(23,095)
Net cash provided by operating activities	212,329	209,791	237,467	800,855	875,840
Cash flows from investing activities:
Purchases of property, plant and equipment	(15,680)	(17,068)	(30,653)	(67,049)	(82,823)
Proceeds from sales of property, plant and equipment	124	97	306	392	340
Proceeds from sales of available-for-sale securities	1,290	—	—	1,290	30,192
Proceeds from maturity of available-for-sale securities	10,734	15,485	103,431	104,286	1,130,514
Payment in connection with business acquisition, net of cash acquired	(69,270)	—	—	(69,270)	(2,949)
Purchases of available-for-sale securities	—	—	—	—	(214,587)
Purchases of investments in privately-held companies	(1,840)	(120)	(1,500)	(1,960)	(3,176)
Proceeds from sale of investments in privately-held companies	205	173	—	378	—
Other investing activities	2	(50)	(60)	(116)	(600)
Net cash provided by (used in) investing activities	(74,435)	(1,483)	71,524	(32,049)	856,911
Cash flows from financing activities:
Contingent consideration paid	—	—	—	(8,000)	(9,052)
Net issuance of restricted stock units	(6,741)	(11,570)	(6,663)	(35,877)	(29,689)
Repayment of notes payable	—	—	—	—	(500,000)
Proceeds from stock options exercised	2,240	7,810	5,414	18,870	24,400
Issuance of common stock under employee stock purchase program	23,725	—	22,486	42,260	40,175
Repurchase of common stock	(82,299)	(157,003)	(102,104)	(440,811)	(539,151)
Dividends paid	(128,058)	(129,072)	(125,345)	(517,162)	(505,576)
Net cash used in financing activities	(191,133)	(289,835)	(206,212)	(940,720)	(1,518,893)
Net increase (decrease) in cash, cash equivalents and restricted cash	(53,239)	(81,527)	102,779	(171,914)	213,858
Cash, cash equivalents and restricted cash
Beginning of period	$1,638,667	$1,720,194	$1,654,563	$1,757,342	$1,543,484
End of period	$1,585,428	$1,638,667	$1,757,342	$1,585,428	$1,757,342

Total cash, cash equivalents, and short-term investments	$1,614,206	$1,685,776	$1,898,332	$1,614,206	$1,898,332

Cash, cash equivalents and restricted cash:
Cash and cash equivalents	$1,578,670	$1,638,667	$1,757,342	$1,578,670	$1,757,342
Restricted cash in Other assets	6,758	—	—	6,758	—
Total cash, cash equivalents and restricted cash	$1,585,428	$1,638,667	$1,757,342	$1,585,428	$1,757,342

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended				Year Ended
	June 27, 2020	March 28, 2020		June 29, 2019	June 27, 2020	June 29, 2019
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$362,368	$366,437		$356,391	$1,432,652	$1,500,506
GAAP gross profit %	66.4%	65.2%		64.0%	65.4%	64.8%
Special items:
Intangible asset amortization	3,528	3,111		4,038	12,860	22,829
Cost of COVID-19 response programs	1,591	2,025		—	3,616	—
Total special items	5,119	5,136		4,038	16,476	22,829
GAAP gross profit excluding special items	$367,487	$371,573		$360,429	$1,449,128	$1,523,335
GAAP gross profit % excluding special items	67.4%	66.1%		64.8%	66.1%	65.8%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$184,381	$183,090		$182,820	$746,258	$753,408
Special items:
Intangible asset amortization	810	756		756	3,078	3,041
Impairment of long-lived assets	—	—		—	—	753
Severance and restructuring	678	523		1,715	5,363	5,632
Other operating expenses (income), net	(173)	1,077	(1)	83	928	143
Total special items	1,315	2,356		2,554	9,369	9,569
GAAP operating expenses excluding special items	$183,066	$180,734		$180,266	$736,889	$743,839

Reconciliation of GAAP net income to GAAP net income excluding special items:
GAAP net income	$207,298	$161,190		$367,558	$654,694	$827,486

Special items:
Intangible asset amortization	4,338	3,867		4,794	15,938	25,870
Cost of COVID-19 response programs	1,591	2,025		—	3,616	—
Impairment of long-lived assets	—	—		—	—	753
Severance and restructuring	678	523		1,715	5,363	5,632
Other operating expenses (income), net	(173)	1,077	(1)	83	928	143
Interest and other expense (income), net	1,484	(587)		(2,980)	(541)	(4,565)
Pre-tax total special items	7,918	6,905		3,612	25,304	27,833
Other income tax effects and adjustments (2)	(14,378)	(2,101)		(11,271)	(19,668)	4,747
Impact of U.S. tax legislation (3)	6,486	—		47,703	6,486	68,729
Impact of income tax audit settlements (4)	(51,197)	—		(251,599)	(51,197)	(251,599)
GAAP net income excluding special items	$156,127	$165,994		$156,003	$615,619	$677,196

GAAP net income per share excluding special items:
Basic	$0.59	$0.62		$0.57	$2.29	$2.46
Diluted	$0.58	$0.61		$0.57	$2.26	$2.43

Shares used in the calculation of earnings per share excluding special items:
Basic	266,639	269,003		272,382	269,341	274,966
Diluted	268,777	271,579		275,834	272,028	278,777

(1) Includes approximately $0.5 million of acquisition-related costs and $0.5 million of cost related to COVID-19 response programs.
(2) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(3) Includes effect of U.S. tax legislation enacted on December 22, 2017.
(4) Includes effect of income tax audit settlements.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to the cost of COVID-19 response programs; intangible asset amortization; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization and cost of COVID-19 response programs. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items. Special items include the tax impact of pre-tax special items, significant tax audit settlements, significant prior year tax reserve adjustments, significant tax legislation, and significant non-recurring and period specific tax items, which vary in size and frequency.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; cost of COVID-19 response programs; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
Except for historical information, this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331619000024/0000743316-19-000024-index.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations